Exhibit 10.148

1800 Bruning Drive LLC

1800 Bruning Drive West

Itasca, Illinois

Bradley Number 4

Inland Number 1

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 17th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	4
Inland Parcel No.	1
Bradley Parcel Name:	1800 Bruning Drive LLC
Location:	Itasca, Illinois

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

315 Kirk Road LLC

315 Kirk lRoad

St. Charles, Illinois

Bradley Number 6

Inland Number 13

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 9th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	6
Inland Parcel No.	13
Bradley Parcel Name:	315 Kirk Road LLC
Location:	St. Charles, Illinois

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer

2

500 Hartland LLC

500 West North Shore Drive

Hartland, Wisconsin

Bradley Number 7

Inland Number 14

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 19th day of October, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	7
Inland Parcel No.	14
Bradley Parcel Name:	500 Hartland LLC
Location:	500 West North Shore Drive, Hartland, Wisconsin

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

55th Street Investments LLC

9625 55th Street

Kenosha, Wisconsin

Bradley Number 9

Inland Number 38

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this            day of October, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	9
Inland Parcel No.	38
Bradley Parcel Name:	55th Street Investments LLC
Location:	Kenosha, Wisconsin

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

Baymeadow Holding LLC

6752 Baymeadow Drive

Glen Burnie, Maryland

Bradley Number 13

Inland Number 40

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 29th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB MARYLAND BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	13
Inland Parcel No.	40
Bradley Parcel Name:	Baymeadow Holding LLC
Location:	Glen Burnie, Maryland

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB MARYLAND BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Scott W. Wilton
Name:	Scott W. Wilton
Title:	Secretary

2

Clarion Venture LLC

300 10th Street NW

Clarion, Iowa

Bradley Number 25

Inland Number 8

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 13th day of December, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	25
Inland Parcel No.	8
Bradley Parcel Name:	Clarion Venture LLC
Location:	Clarion, Iowa

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

Commons Drive LP

3901 Liberty Street

Aurora, Illinois

Bradley Number 27

Inland Number 52

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 13th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	27
Inland Parcel No.	52
Bradley Parcel Name:	Commons Drive LP
Location:	Aurora, Illinois

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer

2

Deerpark Seaco LLC

1114 Seaco Blvd.

Deerpark, Texas

Bradley Number 30

Inland Number 41

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 8th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB TEXAS BP PORTFOLIO LIMITED PARTNERSHIP, an Illinois limited partnership (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	30
Inland Parcel No.	41
Bradley Parcel Name:	Deerpark Seaco LLC
Location:	Deerpark, Texas

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB Texas BP Portfolio Limited Partnership, an Illinois limited partnership

By:	MB Texas BP Portfolio Gp, L.L.C., a Delaware limited liability company,its general partner

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer

Faulkner Road Venture LLC

9201 Faulkner Lake Road

North Little Rock, Arkansas

Bradley Number 33

Inland Number 23

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 12th day of January, 2007 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	33
Inland Parcel No.	23
Bradley Parcel Name:	Faulkner Road Venture, LLC
Location:	North Little Rock, Arkansas

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

FR Edgerton LLC

21875 Doral Road

Brookfield, Wisconsin

Bradley Number 36

Inland Number 25

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 18th day of October, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	36
Inland Parcel No.	25
Bradley Parcel Name:	FR Edgerton LLC
Location:	21875 Doral Road, Wisconsin

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

Glendale Heights, L.P.

125, 135 and 145 Army Trail Road

Glendale Heights, Illinois

Bradley Number 39, 40 and 41

Inland Number 63, 64 and 65

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 3rd day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	39, 40 and 41
Inland Parcel No.	63, 64 and 65
Bradley Parcel Name:	Glendale Heights, L.P.
Location:	Glendale Heights, IL

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

	By:	/s/ Lori J. Foust
	Name:	Lori J. Foust
	Title:	Treasurer

2

Houston Lakes Venture LP

8900 The Lakes at 610 Drive

Houston, Texas

Bradley Number 44

Inland Number 54

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 18th day of December, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB TEXAS BP PORTFOLIO LIMITED PARTNERSHIP, an Illinois limited partnership (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	44
Inland Parcel No.	54
Bradley Parcel Name:	Houston Lakes Venture LP
Location:	Houston, Texas

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB TEXAS BP PORTFOLIO LIMITED PARTERNSHIP, an Illinois limited partnership

By:	MB Texas BP Portfolio GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

	By:	/s/ Scott W. Wilton
	Name:	Scott W. Wilton
	Title:	Secretary

2

Industrial Drive LLC
301 W. Industrial Drive
Horicon, Wisconsin
Bradley Number 46
Inland Number 29

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this        day of October, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	46
Inland Parcel No.	29
Bradley Parcel Name:	Industrial Drive LLC
Location:	Horicon, Wisconsin

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

	By:	/s/ Valerie Medina
	Name:	Valerie Medina
	Title:	Assistant Secretary

2

Kinross Lakes Venture LLC

3900 Kinross Lakes Parkway

Richfield, Ohio

Bradley Number 48

Inland Number 55

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 10th day of January, 2007 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	48
Inland Parcel No.	55
Bradley Parcel Name:	Kinross Lakes Venture LLC
Location:	Richfield, Ohio

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

	By:	/s/ Valerie Medina
	Name:	Valerie Medina
	Title:	Assistant Secretary

2

Lexington Road Venture LP
1575 Lexington Road
Athens, Georgia
Bradley Number 51
Inland Number 66

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this       day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	51
Inland Parcel No.	66
Bradley Parcel Name:	Lexington Road Venture LP
Location:	Athens, Georgia

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

	By:	/s/ Lori J. Foust
	Name:	Lori J. Foust
	Title:	Treasurer

2

Newtown LP

629 Newtown Road

Virginia Beach, VA

Bradley Number 62

Inland Number 67

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 1st day of December, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	62
Inland Parcel No.	67
Bradley Parcel Name:	Newtown LP
Location:	Virginia Beach, Virginia

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

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SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Scott W. Wilton
Name:	Scott W. Wilton
Title:	Secretary

2

Ottawa Bradley LLC

421 E. Stevenson

Ottawa, Illinois

Bradley Number 63

Inland Number 12

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 12th day of January, 2007 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	63
Inland Parcel No.	12
Bradley Parcel Name:	Ottawa Bradley LLC
Location:	Ottawa, IL

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

Regional Road Venture LLC

725 Regional Road

Greensboro, North Carolina

Bradley Number 65

Inland Number 60

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 7th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	65
Inland Parcel No.	60
Bradley Parcel Name:	Regional Road Venture LLC
Location:	Greensboro, NC

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer

2

Santee Investment Property LLC

101 Civic Center Drive

Santee, California

Bradley Number 66

Inland Number 61

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 30th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB BP PORTFOLIO, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	66
Inland Parcel No.	61
Bradley Parcel Name:	Santee Investment Property LLC
Location:	Santee, California

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB BP PORTFOLIO, L.L.C., a Delaware limited liability company

By:	Minto Builders (Florida), Inc., a Florida corporation, its sole member

By:	/s/ Valerie Medina
Name:	Valerie Medina
Title:	Assistant Secretary

2

4500 Westport Drive

Mechanicsburg, PA

Bradley No. 67

Inland No. 4

ASSIGNMENT OF CONTRACT

This ASSIGNMENT OF CONTRACT (the “Assignment”) is made and entered into this 9th day of November, 2006 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) and MB PENNSYLVANIA BP PORTFOLIO, DST, a Delaware statutory trust (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Purchaser under that certain agreement dated as of May 2, 2006, as amended, and entered into by Bradley Associates Limited Partnership, an Illinois limited partnership, as Seller, and Assignor, as Purchaser (collectively, the “Agreement”), with respect to the following Parcel:

Bradley Parcel No.:	67
Inland Parcel No.	4
Bradley Parcel Name:	Westport Investments
Location:	Mechanicsburg, PA

All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

[signatures begin on next page]

SIGNATURE PAGE FOR ASSIGNMENT OF CONTRACT

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

By:	/s/ Karen Kautz
Name:	Karen Kautz
Title:	Senior Vice President

ASSIGNEE:

MB PENNSYLVANIA BP PORTFOLIO, DST, a Delaware statutory trust

By:	Minto Builders (Florida), Inc., a Florida corporation, its signatory trustee

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer

2